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[LOGO] Macrovision                                       Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

FOR IMMEDIATE RELEASE

                         MACROVISION CORPORATION REPORTS
                       RECORD SECOND QUARTER 2004 REVENUES

SANTA CLARA, Calif. (BUSINESS WIRE)--August 2, 2004--Macrovision Corporation (Nasdaq: MVSN) announced today that second quarter 2004 net revenues were a record $35.7 million, compared with $29.2 million in the second quarter of 2003, an increase of 22%. Pro forma earnings (before amortization of intangibles from acquisitions, non-cash deferred compensation expense, and impairment gains and losses on investments) were $9.5 million or 14% higher than the $8.4 million recorded in last year's second quarter. Pro forma diluted earnings per share for the quarter were $0.19, or 12% higher than the comparable pro forma earnings per share of $0.17 in the second quarter a year ago.

Net income for the second quarter of 2004 was $8.8 million or 93% higher than the $4.6 million recorded in the second quarter a year ago. Diluted earnings per share for the quarter were $0.18, or 100% higher than the comparable earnings per share of $0.09 in the second quarter a year ago.

Cash and cash equivalents, short-term investments and long-term marketable securities were $302.4 million as of June 30, 2004.

"We are very pleased with our second quarter results," said Ian Halifax, CFO at Macrovision. "Our revenues benefited from continued strong performance in our DVD and pay-per-view (PPV) copy protection business and our enterprise software value management business. The second quarter was important to us for a number of reasons, including the announcement of our acquisition of InstallShield(R) Software Corporation; important legal victories that establish a broad scope for key patents related to the Company's software licensing solutions; the introduction and first sales of FLEXnet(TM) Manager, our software asset management system; and the successful launch of our Hawkeye(TM) peer-to-peer file sharing content management service. Revenues for the third quarter of 2004 are estimated to be in the $45-$47 million range, with pro forma EPS of $0.18-$0.19. For the full year 2004, we anticipate revenues of $170M-$175M, with pro forma EPS of $0.86-$0.88. These projections include the impact of the InstallShield acquisition for the second half of the year."

The Company continues to use pro forma reconciliation condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, impairment losses on investments, in-process research and development write-off and restructuring charges) are excluded from the pro forma earnings calculation. This presentation may be considered more

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indicative of our ongoing operational performance. The tables below present the differences between pro forma earnings and net income on an absolute and per share basis.

Immediately following the Q2 earnings release, Macrovision will hold an investor conference call on August 2, from 5:00 p.m. to 6:00 p.m. EDT. Investors and analysts interested in participating in the conference are welcome to call 800-218-0713 (OR INTERNATIONAL +1 303-205-0033) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM/COMPANY/INVESTOR/FINANCIAL_NEWS.SHTML or
WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on August 2, 2004 at 5:00 p.m. EDT. Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's earnings conference call can be accessed until August 9, 2004.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (OR INTERNATIONAL +1 303-590-3000) AND ENTER PASSCODE 11003547#. Access to the replay is available through August 3, 2004. The conference call script will be posted on the Company's website approximately 48 hours following the call and will be posted for 30 days.

ABOUT MACROVISION
Macrovision develops and markets digital product value management solutions for content publishers, software publishers, and enterprise IT departments. Macrovision's content protection technologies are embedded in over 8.5 billion DVD, VHS, and CD units representing over $115 billion of protected entertainment content. In addition, over 280 million DVD devices and digital set-top boxes contain Macrovision's technology. Our software solutions are deployed on more than 500 million desktops worldwide, and over $70 billion of software has been FLEXenabled. Macrovision holds a total of 759 issued and 479 pending United States and international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, key development labs and sales/service centers in Schaumberg, IL and the UK, and other international offices in Amsterdam, Tel Aviv, Tokyo, Hong Kong, Taipei and Seoul. More information about Macrovision can be found at WWW.MACROVISION.COM.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's forecast of future revenues and earnings, the business

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strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2003, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.


Macrovision provides pro forma earnings and pro forma earnings per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Macrovision believes that this presentation of pro forma earnings and pro forma earnings per share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, Macrovision's management uses these measures for reviewing the financial results of Macrovision and for budget planning purposes.


                                      # # #

INVESTOR CONTACT:
Ian Halifax
Macrovision Corporation
+1 (408) 743-8600
ir-info@macrovision.com





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

                                           MACROVISION CORPORATION AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS                         SIX MONTHS
                                                                 ENDED JUNE 30,                      ENDED JUNE 30,
                                                        ---------------------------------    -------------------------------
                                                             2004              2003              2004             2003
                                                        ---------------    --------------    -------------    --------------
Net Revenues                                                  $ 35,670          $ 29,212        $  73,652         $  57,264
Costs and expenses:
    Costs of revenues, including amortization of                 3,240             2,636            6,324             4,974
intangibles of $777 and $856 for the three months
ended June 30, 2004 and 2003, respectively, and
$1,556 and $1,712 for the six months ended June 30,
2004 and 2003, respectively
    Research and development                                     5,708             4,156           11,295             7,899
    Selling and marketing                                        8,770             6,472           17,326            12,876
    General and administrative                                   5,120             4,648           10,633             8,972
       Deferred compensation expense relating to                     -               752              185             1,520
Globetrotter
    Impairment losses (gains) on investments                         -             3,850          (1,040)             3,850
                                                        ---------------    --------------    -------------    --------------

       Total costs and expenses                                 22,838            22,514           44,723            40,091
                                                        ---------------    --------------    -------------    --------------

Income before interest and income taxes                         12,832             6,698           28,929            17,173
Interest and other income, net                                     985               953            1,713             2,053
                                                        ---------------    --------------    -------------    --------------

Income before income taxes                                      13,817             7,651           30,642            19,226
Income taxes                                                     4,974          $  3,060           11,031             7,690
                                                        ---------------    --------------    -------------    --------------

Net income                                                    $  8,843          $  4,591           19,611            11,536
                                                        ===============    ==============    =============    ==============

Diluted earnings per share                                    $   0.18          $   0.09        $    0.39         $    0.24
                                                        ===============    ==============    =============    ==============

Shares used in computing diluted earnings per share             50,411            49,299           50,311            49,038
                                                        ===============    ==============    =============    ==============


                                        MACROVISION CORPORATION AND SUBSIDIARIES
                  PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS                         SIX MONTHS
                                                                 ENDED JUNE 30,                      ENDED JUNE 30,
                                                        ---------------------------------    -------------------------------
                                                             2004              2003              2004             2003
                                                        ---------------    --------------    -------------    --------------
Net income                                                    $  8,843          $  4,591        $  19,611         $  11,536
Add:
    Amortization of intangibles from acquisitions
     (net of taxes)                                                643               585            1,290             1,119
    Deferred compensation expense relating to
     Globetrotter                                                    -               752              185             1,520
    Impairment losses on investments (net of taxes)                  -             2,423             (670)            2,423
                                                        ---------------    --------------    -------------    --------------

Pro forma net income                                          $  9,486          $  8,351        $  20,416         $  16,598
                                                        ===============    ==============    =============    ==============

Diluted earnings per share reconciliation:
    Net income                                                $   0.18          $   0.09        $    0.39         $    0.24
    Add:
      Amortization of intangibles from acquisitions
        (net of taxes)                                            0.01              0.01             0.03              0.02
      Deferred compensation expense relating to
        Globetrotter                                                 -              0.02                -              0.03
      Impairment losses on investments (net of taxes)                -              0.05            (0.01)             0.05
                                                        ---------------    --------------    -------------    --------------

    Pro forma diluted earnings per share                      $   0.19          $   0.17        $   0.41          $    0.34
                                                        ===============    ==============    =============    ==============

Shares used in computing diluted earnings per share             50,411            49,299           50,311            49,038
                                                        ===============    ==============    =============    ==============

NOTES: (1)
Pro forma results for the three and six months ended June 30, 2004 and 2003 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, and impairment losses on investments. These costs were $643 for the three month period ended June 30, 2004, and $805 for the six month period ending June 30, 2004, net of taxes when applicable, using the Company's pro forma effective rate. The amortization expense for capitalized TTR patents included in cost of revenues was $225 and $450 for the three and six months ended June 30, 2004, respectively. The format presented above is not in accordance with Generally Accepted Accounting Principles.


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

                          MACROVISION CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                       (IN THOUSANDS)


                                                             JUNE 30,          DECEMBER 31,
                                                               2004                2003
                                                         ----------------    ----------------
ASSETS
    Cash and cash equivalents                                 $  140,350           $  27,918
    Short-term investments                                        64,234              95,563
    Accounts receivable, net                                      22,266              30,169
    Prepaid expenses and other assets                             18,056              15,079
                                                         ----------------    ----------------

       Total Current Assets                                      244,906             168,729

    Property and equipment, net                                    7,575               6,689
    Patents and other intangibles, net                            11,010              10,826
    Long-term marketable investment securities                    97,833             146,151
    Goodwill                                                      29,434              28,630
     Other intangibles from acquisitions, net                      7,040               8,512
    Other assets                                                  16,177              16,029
                                                         ----------------    ----------------

       TOTAL ASSETS                                            $ 413,975           $ 385,566
                                                         ================    ================

LIABILITIES
    Accounts payable                                           $   5,660           $   4,457
    Accrued expenses and income taxes payable                     26,097              25,936
    Deferred revenue                                              12,325              10,333
                                                         ----------------    ----------------

       Total Current Liabilities                                  44,082              40,726

     Other liabilities                                             1,022                 874
                                                         ----------------    ----------------

       TOTAL LIABILITIES                                          45,104              41,600

STOCKHOLDERS' EQUITY                                             368,871             343,966
                                                         ----------------    ----------------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                                           $ 413,975           $ 385,566
                                                         ================    ================

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